SUPPLEMENT TO THE FIDELITY INTERMEDIATE BOND FUND JUNE 20, 1997
PROSPECTUS
The following information supplements information found on page 9 under the "Investment Principal and Risks":
In managing bond funds, FMR selects a benchmark index which is representative of the portion of the bond market in which the fund invests. FMR uses this benchmark index as a guide in structuring the fund and selecting its investments. The benchmark index for the fund is the Lehman Brothers Intermediate Government/Corporate Bond Index, a market value weighted benchmark of government and corporate fixed-rate debt issues between one and ten years. FMR manages the fund to have similar overall interest rate risk to its Index.